UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2026

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 2100, Dallas, TX	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01. Entry into a Material Definitive Agreement.

Guarantee

On February 26, 2026, Applied Digital Corporation (“Applied Digital” or the “Company”) entered into a Guarantee (the “Guarantee”) in favor of The Babcock & Wilcox Company (NYSE: BW) (“B&W”), pursuant to which Applied Digital has agreed to unconditionally and irrevocably guarantee the full and timely performance by Base Electron, Inc. (“Base Electron”) of its obligations under that certain Design-Build Agreement, dated February 26, 2026, by and between Base Electron and B&W (the “Design-Build Agreement”). The Design-Build Agreement contemplates the engineering, procurement, construction and commissioning of a power generation facility with an expected nameplate capacity of approximately 1.2 GW anticipated to support power needs for data center operations, including potentially supplying power to the Company’s own data center campuses under future separate power supply agreements.

Pursuant to the terms of the Guarantee, if Base Electron fails to perform any of its obligations under the Design-Build Agreement, the Company would be required, upon written demand by B&W, to perform such obligations or cause such obligations to be performed, including payment and specific performance.

Applied Digital’s obligations under the Guarantee are absolute and unconditional and continue until all obligations under the Design-Build Agreement have been fully performed or otherwise discharged. However, the Company may, in its sole discretion, terminate the Guarantee and all of its existing and future obligations thereunder upon the occurrence of any one of the following events,

(i) the listing of Base Electron’s equity securities on a national securities exchange,

(ii) the consummation by Base Electron of a financing transaction resulting in gross proceeds of at least $50 million (provided that Base Electron is current in its payments to B&W), or

(iii) the payment by the Company of a termination fee equal to either $50 million (if paid by August 1, 2026 and Base Electron is current in its payments to B&W) or $100 million.

Consideration Payable to Applied Digital

In connection with and as partial consideration for the Company’s entry into the Guarantee, Base Electron has agreed to issue to Applied Digital 10% of Base Electron’s outstanding equity.

Base Electron is an independent power producer formed by certain executive officers, directors and/or affiliates of Applied Digital for the purpose of developing dedicated, reliable power generation intended to support Applied Digital’s long-term campus strategy and its disciplined approach to scaling Artificial Intelligence infrastructure. Base Electron is an independent company from Applied Digital focused on delivering returns to its investors from its development of stabilized power infrastructure and potentially through a customer-provider relationship with Applied Digital. Accordingly, the transactions described in this Current Report on Form 8-K, including the Guarantee, constitute related-party transactions under applicable Securities and Exchange Commission rules. The Company’s Board of Directors, acting through its Audit Committee and disinterested directors, reviewed and approved Applied Digital’s entry into the Guarantee and the related issuance of Base Electron equity to the Company after considering the terms thereof, the strategic rationale of the transaction, and the relationships described above.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Guarantee, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Guarantee constitutes an obligation under an off-balance sheet arrangement as defined in Item 303(a)(4) of Regulation S-K. Applied Digital’s maximum potential exposure under the Guarantee is effectively limited by the obligations of Base Electron under the Design-Build Agreement, which provides for an anticipated total contract price of approximately $2.4 billion, subject to Applied Digital’s right to limit those obligations by terminating the Guarantee under the circumstances set forth in Item 1.01 of this Current Report on Form 8-K.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K and other reports filed by the Company from time to time with the SEC contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding lease agreements and any current or prospective data center campus development, (ii) statements about the high-performance computing (HPC) industry, (iii) statements of Company plans and objectives, including the Company’s evolving business model, or estimates or predictions of actions by suppliers, (iv) statements of future economic performance, (v) statements of assumptions underlying other statements and statements about the Company or its business and (vi) the Company’s plans to obtain future project financing. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include, among others: our ability to complete construction of our data center campuses as planned; the lead time of customer acquisition and leasing decisions and related internal approval processes; changes to artificial intelligence and high performance compute infrastructure needs and their impact on future plans; costs related to the HPC operations and strategy; our ability to timely deliver any services required in connection with completion of installation under the lease agreements; our ability to raise additional capital to fund the ongoing datacenter construction and operations; our ability to obtain financing of datacenter leases on acceptable financing terms, or at all; our dependence on principal customers, including our ability to execute and perform our obligations under our leases with key customers, including without limitation, the datacenter leases with CoreWeave and at our Polaris Forge 2 campus, at future data centers and with future tenants; our ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of financing to continue to grow our business; decline in demand for our products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in the Company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, on the Company’s website (www.applieddigital.com) under “Investors,” or on request from the Company. Information in this Current Report on Form 8-K is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Guarantee, dated February 26, 2026, by Applied Digital Corporation in favor of The Babcock & Wilcox Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 4, 2026	By:	/s/ Saidal L. Mohmand
	Name:	Saidal L. Mohmand
	Title:	Chief Financial Officer